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                                                                   EXHIBIT 10.30

                         LEASE MANAGEMENT SERVICES, INC.


                          COLLATERAL SECURITY AGREEMENT



Agreement made and entered into as of this 16 day of December, 1997, by and between AURORA BIOSCIENCES CORPORATION, ("Lessee/Debtor") and LEASE MANAGEMENT SERVICES, INC. ("Lessor/Secured Party").

As security for the payment and performance by AURORA BIOSCIENCES CORPORATION, ("Lessee/Debtor") to LEASE MANAGEMENT SERVICES, INC. ("Lessor/Secured Party");
(a) under Master Lease Agreement Number 10494, Equipment Financing Agreement Number 10794, and all Schedules thereunder, between Lessee/Debtor and Lessor/Secured Party (hereinafter collectively referred to as the "Agreements");
(b) any and all obligations of Lessee/Debtor to Lessor/Secured Party hereunder and any and all indebtedness and obligations of Lessee/Debtor to Lessor/Secured Party, direct, indirect or contingent, joint or several, whether or not otherwise secured, and whether now existing or hereafter incurred; and (c) any and all amounts advanced or expended by Secured Party for the maintenance or preservation of the Collateral (as defined below); Lessee/Debtor hereby pledges, assigns and grants to Lessor/Secured Party, a first security interest in:

All equipment (except computer equipment) which was previously leased or financed or will be leased or financed under the Agreements, together with all accessories, parts, upgrades, renewals and replacements of, and repairs, improvements and accessions to the equipment assets and any insurance proceeds or revenue derived from the sale or other disposition of the equipment ("Collateral"). This first security interest will remain in full force and effect until all of Lessee/Debtor's obligations are fulfilled under the Agreements.

Lessee/Debtor hereby warrants that it is the sole owner in possession of all Collateral and that the Collateral is free and clear of all liens, encumbrances and adverse claims, with the exception of the security interest herein created and all other security interests previously granted to LESSOR/SECURED PARTY. Lessee/Debtor agrees to execute and deliver to Lessor/Secured Party at any time and from time to time such other security agreements or mortgages of chattel as Lessor/Secured Party may reasonably request, covering the COLLATERAL. Lessee/Debtor also agrees to appear in and defend any and all actions and proceedings, at its own expense, affecting title to the Collateral or any part thereof, or affecting the security interest of Lessor/Secured Party therein.

Lessee/Debtor also agrees to: do all acts which may be necessary to maintain, preserve and protect the Collateral and to keep the Collateral in good condition and repair; not to cause or permit any waste or unusual or unreasonable depreciation thereof or any act for which the Collateral might be confiscated; to pay before delinquency all taxes, assessments and liens now or hereafter imposed upon the Collateral; not to sell, lease, encumber or dispose of all or any part of the Collateral; at any time upon demand of Lessor/Secured Party to exhibit to and allow inspection by Lessor/Secured Party of the Collateral; not to remove or permit the removal of the Collateral from the premises where it is now located without the prior written consent of Lessor/Secured Party; to provide, maintain and deliver to Lessor/Secured Party policies insuring the Collateral against loss or damage by such risks and in such amounts, forms and companies as Lessor/Secured Party reasonably requires and with loss payable to Lessor/Secured Party. If Lessor/Secured Party takes possession of the Collateral in the event of a Default, the insurance policy or policies of any unearned or returned premium shall, at the option of Lessor/Secured Party, be assigned by Lessee/Debtor to Lessor/Secured Party, upon Lessor/Secured Party crediting the amount of any unearned premium upon the obligation secured hereby.

In the event the Collateral or an item thereof is destroyed and payment upon such policies of insurance is made to Lessee/Debtor and Lessee/Debtor chooses not to replace the Collateral with

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COLLATERAL SECURITY AGREEMENT
AURORA BIOSCIENCES CORPORATION
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equipment of like kind or value, Lessor/Secured Party will retain all insurance proceeds except to the extent that the proceeds exceed the remaining obligation of Lessee/Debtor to Lessor/Secured Party. If Lessee/Debtor chooses to replace the Collateral or any item thereof with equipment of like kind and value, the replacement must be completed within 35 days of loss, unless otherwise agreed by Lessor/Secured Party, Lessee/Debtor must acquire title to the replacement free and clear of liens and encumbrances and grant to Lessor/Secured Party a first priority perfected security interest therein; otherwise Lessor/Secured Party shall be entitled to the insurance proceeds. The provisions of this paragraph shall not apply to Collateral specifically covered by any schedules to an Equipment Financing Agreement between Lessee/Debtor and Lessor/Secured Party which shall be governed by the provisions of the applicable Equipment Financing Agreement.

If Lessee/Debtor fails to make any payment or do any act as herein required, then Lessor/Secured Party may, but without obligation to do so, and without notice to or demand upon Lessee/Debtor, make such payments and do such acts as Lessor/Secured Party may deem necessary to protect its security interest in the Collateral. Lessor/Secured Party is hereby authorized (without limiting the general nature of the authority hereinabove conferred) to take possession of the Collateral; to pay, purchase, contest, and compromise any encumbrance, charge or lien which in the judgment of Lessor/Secured Party appears to be prior or superior to its security interest; and, in exercising any such powers and authority, to pay necessary expenses, employ counsel and pay reasonable fees therefor. Lessee/Debtor hereby agrees to repay immediately, and without demand, all sums so expended by Lessor/Secured Party, with interest from date of expenditure at the rate of Eighteen Percent (18%), but never to exceed any legal limit for such interest.

Any officer of Lessor/Secured Party is hereby irrevocably appointed the attorney-in-fact of Lessee/Debtor, with full power of substitution, to sign any certificate of ownership, registration card, application therefor, affidavits or documents necessary to transfer title to any of the Collateral, to receive and give receipt for all licenses, registration cards and certificates of ownership, and to do all acts necessary or incident to the powers granted to Lessor/Secured Party herein, as full as Lessee/Debtor might.

Should Lessee/Debtor default under the Equipment Financing Agreement,, upon written notice, pursuant to the terms and conditions of the Agreements, Lessor/Secured Party may (a) immediately take possession of the Collateral wherever it may be found, using all necessary force to do so or require Lessee/Debtor to assemble the Collateral and make it available to Lessor/Secured Party at a place designated by Lessor/Secured Party which is reasonably convenient to Lessor/Secured Party, and Lessee/Debtor waives all claims for damages due to or arising from or connected with any such taking; (b) proceed in the foreclosure of Lessor/Secured Party 's security interest and the sale of the Collateral in any manner permitted by law, or provided for herein; (c) sell, lease or otherwise dispose of the Collateral at public or private sale, with or without having the Collateral at the place of sale, and upon terms and in such manner as Lessor/Secured Party may determine, and Lessor/Secured Party may purchase the same at any such sale; (d) retain the Collateral in full satisfaction of the obligations secured thereby; (e) exercise any remedies of Lessor/Secured Party under the Uniform Commercial Code.

Prior to any such disposition, Lessor/Secured Party may, at its option, cause any of the Collateral to be repaired or reconditioned in such manner and to such extent as Lessor/Secured Party may deem advisable, and any sums expended therefor by Lessor/Secured Party shall be repaid by Lessee/Debtor and secured hereby; Lessor/Secured Party shall have the right to enforce one or more remedies hereunder successively or concurrently, and any such action shall not stop or prevent Lessor/Secured Party from pursuing any further remedy which it may have hereunder or by law. If a sufficient sum is not realized from any such disposition of Collateral to pay all

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COLLATERAL SECURITY AGREEMENT
AURORA BIOSCIENCES CORPORATION
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obligations secured by this agreement, Lessee/Debtor hereby promises and agrees to pay Lessor/Secured Party any deficiency.

Time and exactitude of each of the terms, obligations, covenants and conditions are hereby declared to be the essence hereof. No waiver by Lessor/Secured Party of any breach or default shall be deemed a waiver of any breach or default thereafter occurring and the taking of any action by Lessor/Secured Party shall not be deemed to be an election of that action but rather the rights and privileges and options granted to Lessor/Secured Party under the terms hereof shall be deemed cumulative, the one with the other and not alternative.

Should the Collateral be sold, with or without the consent of Lessor/Secured Party, then it is expressly agreed that the proceeds from said sale are hereby assigned to Lessor/Secured Party who shall immediately receive the entire proceeds.

Lessee/Debtor agrees to execute any additional documents deemed necessary by Lessor/Secured Party to assure the perfection of the security interest created hereunder and to pay any fees or charges paid by Lessor/Secured Party in connection with the perfection of, or continue the perfection of, the security interest created hereunder.

Upon termination of the Agreements and the satisfaction of all obligations of Lessee/Debtor thereunder, Lessor/Secured Party shall release its security interest in the Collateral, and this Collateral Security Agreement shall thereupon be without further effect.

IN WITNESS WHEREOF, the parties have caused this Collateral Security Agreement to be executed as of this 16 day of December, 1997.

LESSEE/DEBTOR:                               LESSOR/SECURED PARTY:
AURORA BIOSCIENCES                           LEASE MANAGEMENT SERVICES, INC.
CORPORATION

By: /s/ DEBORAH J. TOWER                     By: /s/ BARBARA B. KAISER

Title: Vice President,                       Title: EVP/General Manager
       Finance and Administration